Exhibit 99.1

QuidelOrtho Reports Preliminary Revenue Results for Fourth Quarter and Full Year 2022
QuidelOrtho to Report Fourth Quarter and Full Year 2022 Financial Results on February 15, 2023

January 06, 2023

SAN DIEGO, CA — QuidelOrtho Corporation (Nasdaq: QDEL) (the “Company” or “QuidelOrtho”), a global provider of innovative in vitro diagnostics technologies designed for point-of-care settings, clinical labs and transfusion medicine, today announced preliminary unaudited revenue results for the fourth quarter and full year ended January 1, 2023.

The Company expects total revenues in the fourth quarter of 2022 to be in the range of $853 million to $868 million. COVID-19 product revenue is expected to be in the range of $124 million to $134 million and non-COVID-19 product revenue is expected to be in the range of $729 million to $734 million, representing 485% growth on a GAAP basis and 18% growth on a proforma constant currency basis at the midpoint.

The Company expects total revenues in the full year of 2022 to be in the range of $4,038 million to $4,053 million. COVID-19 product revenue is expected to be in the range of $1,441 million to $1,451 million and non-COVID-19 product revenue is expected to be in the range of $2,597 million to $2,602 million, representing 502% growth on a GAAP basis and 11% growth on a proforma constant currency basis at the midpoint.

The preliminary unaudited revenue results described herein are based on management’s initial analysis for the fourth quarter and full year ended January 1, 2023 and are subject to adjustments based on the Company’s completion of its year-end financial close process.

“We delivered exceptional results in the fourth quarter to close out a transformative year, supported by growth across our Molecular Diagnostics, Transfusion Medicine, and Point of Care business units. Notably, our strong positioning in the point-of-care market with both the Sofia® platform and QuickVue® Flu Test enabled us to serve patients in a strong respiratory season, which drove substantial revenue growth,” said Douglas Bryant, President and Chief Executive Officer of QuidelOrtho. “Thanks to the hard work, dedication and collaboration exhibited by our people, we have continued to achieve critical integration milestones while maintaining commercial and operational excellence across the organization, as highlighted by our impressive financial performance in the fourth quarter. We look forward to maintaining our growth trajectory as we move our global business forward in 2023 and beyond.”

Quarterly Conference Call Information

QuidelOrtho will report financial results for its fourth quarter and full year 2022 after the market close on Wednesday, February 15, 2023. Following the release of financial results, QuidelOrtho will hold a conference call beginning at 2:00 p.m. PST / 5:00 p.m. EST to discuss the financial results. Interested parties can access the conference call on the “Events & Presentations” section of the “Investor Relations” page of QuidelOrtho’s website at https://ir.quidelortho.com/. Those unable to access the webcast may join the call via phone by dialing 844-200-6205 (domestic) or 929-526-1599 (international) and entering Conference ID number 649357.

A replay of the conference call will be available shortly after the event on the “Investor Relations” page of QuidelOrtho’s website, under the “Events & Presentations” section.

About QuidelOrtho Corporation

QuidelOrtho Corporation (Nasdaq: QDEL) unites the power of Quidel Corporation and Ortho Clinical Diagnostics behind a shared mission of developing and manufacturing innovative technologies that raise the performance of diagnostic testing and create better patient outcomes across the entire healthcare continuum.

Ranked among the world’s largest in vitro diagnostics (IVD) providers with more than 120 years of collective experience, we combine industry-leading expertise in immunoassay and molecular testing with a global footprint in clinical labs and transfusion medicine.
The Company’s comprehensive product portfolio delivers accuracy, speed, automation and access, providing critical information when and where it is needed most. Inspired by a spirit of service, QuidelOrtho is committed to enhancing the well-being of people worldwide and happy in the knowledge we are making a difference. For more information, please visit www.quidelortho.com.
Source: QuidelOrtho Corporation

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements in this press release by words such as “may,” “will,” “would,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “continue” or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, QuidelOrtho’s preliminary unaudited revenue results for the quarter and year ended January 1, 2023, commercial, integration and other strategic goals, future financial and operating results, future plans, objectives, strategies, expectations and intentions and other statements that are not historical facts. Such statements are based on the beliefs and expectations of QuidelOrtho’s management as of today and are subject to significant risks and uncertainties. Actual results may differ significantly from those set forth or implied in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth or implied in the forward-looking statements: the challenges and costs of integrating, restructuring and achieving anticipated synergies as a result of the business combination; the ability to retain key employees; and other economic, business, competitive and/or regulatory factors affecting the business of QuidelOrtho generally. Additional risks and factors are identified under “Risk Factors” in QuidelOrtho’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “Commission”) on August 5, 2022, and subsequent reports filed with the Commission. You should not rely on forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. QuidelOrtho has no obligation to update any of the forward-looking information or time-sensitive information included in this press release, whether as a result of new information, future events, changed expectations or otherwise, except as required by law. All forward-looking statements are based on information currently available to QuidelOrtho and speak only as of the date hereof.

Non-GAAP Financial Measures

This press release contains “constant currency revenue growth,” which is considered a non-GAAP financial measure under applicable rules and regulations of the Commission. This non-GAAP financial measure should be considered supplemental to, and not a substitute for, financial information prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company’s definition of this non-GAAP measure may differ from similarly titled measures used by others. This non-GAAP financial measure reflects an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliation to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the Company’s business. Because this non-GAAP financial measure excludes the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and reports filed with the Commission in their entirety. Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure is included in the tables accompanying this press release.

Investor Contact:
Bryan Brokmeier, CFA
IR@Quidel.com
Media Contact:
media@Quidel.com

QuidelOrtho
Reconciliation of Non-GAAP Financial Information
(Unaudited)

	Three Months Ended
		Quidel Historical GAAP	Ortho Historical GAAP	Pro Forma Historical
(in millions)	January 1, 2023	January 2, 2022	January 2, 2022	January 2, 2022	As Reported % Change (1)	Pro forma % Change (2)	Currency impact	Constant Currency (2) (3)
Revenues, excluding COVID-19 products	$729 - $734	$125	$511	$637	485%	15%	(3%)	18%

	Fiscal Year Ended
		Quidel Historical GAAP	Ortho Historical GAAP	Pro Forma Historical
(in millions)	January 1, 2023	January 2, 2022	January 2, 2022	January 2, 2022	As Reported % Change (1)	Pro forma % Change (2)	Currency impact	Constant Currency (2) (3)
Revenues, excluding COVID-19 products	$2,597 - $2,602	$432	$1,976	$2,407	502%	8%	(3%)	11%

(1)As reported percent change is calculated using the midpoint of the provided range and Quidel historical revenues.
(2)Pro forma percent change is calculated using the midpoint of the provided range and pro forma historical revenues.
(3)The term “constant currency” means we have translated local currency revenues for all reporting periods to U.S. dollars using currency exchange rates held constant for each year. This additional non-GAAP financial information is not meant to be considered in isolation from or as substitute for financial information prepared in accordance with GAAP.